UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 04, 2026

Slide Insurance Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42707	87-1554861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4221 W. Boy Scout Blvd., Suite 200
Tampa, Florida		33607
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 748-2030

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SLDE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

TAMPA, Fla., June 4, 2026 (GLOBE NEWSWIRE) -- Slide Insurance Holdings, Inc. (“Slide” or the “Company”) (Nasdaq: SLDE) today announced the completion of their 2026-2027 Catastrophe Excess of Loss Reinsurance Program.

“I am pleased to announce the completion of our 2026-2027 catastrophe reinsurance program,” said Bruce Lucas, Chairman and Chief Executive Officer of Slide. “This renewal represents one of the strongest towers in Slide’s history. We secured meaningful improvements in both rate and terms while significantly expanding our total capacity. The continued support from our reinsurance partners, combined with the positive effects of Florida’s 2022 legislative reforms, underscores the strength of our underwriting discipline and risk management strategy. This program further strengthens Slide’s financial resilience and positions us to confidently support our policyholders through Florida’s peak hurricane season.”

Key Highlights of the 2026-2027 Program:

•
Record Capacity: Total aggregate reinsurance limit increased to $5.463 billion from $3.304 billion last year.
•
First-Event Coverage: Expanded to $3.981 billion, up $1.424 billion from $2.557 billion in 2025-2026.
•
Retention Discipline: First-event retention remains conservatively positioned at no more than 25% of estimated pre-tax earnings, with maximum retentions of $166.8 million on a first-event basis (1-in-100 year PML) and $150.0 million on a second-event basis (1-in-50 year PML).
•
Capital Diversification: Added 12 new markets and increased the Purple Re catastrophe bond limit to $780 million of multi-year coverage (up from $660 million).
•
Credit Quality: All reinsurers are rated AM Best ‘A-’ or better, or fully collateralized. Slide Re, the Company’s reinsurance subsidiary, continues to participate selectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Slide Insurance Holdings, Inc.

Date:	June 4, 2026	By:	/s/ Anastasios Omiridis
Name: Anastasios Omiridis Title: Chief Financial Officer